Note 5 - Goodwill and Intangible Assets	12 Months Ended
Feb. 02, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]

5. Goodwill and Intangible Assets

The Company’s intangible assets consisted of the following:

	Fiscal Year
	2012	2011
	(in thousands)
Non-amortizable intangible assets:
Trademarks	$2,419	$2,419
Goodwill	$-	$4,462

The Company performed its annual goodwill impairment test as of February 2, 2013, and concluded that the carrying value of its direct marketing reporting unit goodwill exceeded the implied fair value based on the estimated fair value of the direct marketing reporting unit. Accordingly, the Company recorded a pre-tax non-cash impairment charge of $4.5 million for fiscal 2012 primarily as a result of the current and projected future performance of the direct marketing business. In fiscal 2010, the Company recorded a pre-tax non-cash impairment charge of $7.6 million and there was no impairment charge in fiscal 2011.

Additionally, based on the annual impairment test performed as of February 2, 2013, the Company concluded that its indefinite-lived intangible assets were not impaired. There were no impairment charges as a result of the 2011 or 2010 impairment analysis for indefinite-lived intangible assets.

Refer to Note 3, “Summary of Significant Accounting Policies, Goodwill and Other Indefinite-Lived Intangible Assets and Impairment of Long Lived Intangible Assets”, for further details regarding our procedure for evaluating goodwill and other intangible assets for impairment.